SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
               of the Securities Exchange Agreement of 1934


    Date of Report (Date of earliest event reported): February 6, 1997



                              CVS CORPORATION
          _______________________________________________________

          (Exact Name of Registrant as Specified in its Charter)


         Delaware                       1-1011               05-0494040
____________________________   ________________________   __________________
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
    of Incorporation)                                     Identification No.)

                 1 CVS Drive
           Woonsocket, Rhode Island                        02895
__________________________________________             _____________
   (Address of Principal Executive Offices)              (Zip Code)



                              (401) 765-1500
          _______________________________________________________
           (Registrant's telephone number, including area code)



                   Formerly named: Melville Corporation
          _______________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)





     ITEM 5.  Other Events.

     On February 6, 1997, CVS Corporation, a Delaware corporation ("CVS"), Revco D.S., Inc., a Delaware corporation ("Revco"), and North Acquisition Corp., a Delaware corporation and a wholly owned direct subsidiary of CVS ("Merger Subsidiary"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Subsidiary will be merged with and into Revco with Revco to be the surviving corporation of such merger (the "Merger"), and as a result of the Merger, Revco will become a wholly owned subsidiary of CVS. At the Effective Time (as defined in the Merger Agreement) of the Merger, each issued and outstanding share of common stock, par value $0.01 per share (the "Revco Common Stock"), of Revco (other than treasury shares or shares held by CVS or any subsidiary of CVS) will be converted into the right to receive that number (the "Conversion Number") of shares of common stock, par value $0.01 per share ("CVS Common Stock"), equal to (i) .4692 shares of CVS Common Stock and
(ii) an additional fraction of a share of CVS Common Stock equal to the quotient obtained by dividing $20 by the average closing price of CVS Common Stock during ten trading days randomly selected by lot out of the twenty trading days ending on the fifth trading day preceding the closing date; provided that the Conversion Number will not be more than 1.0097 of a share or less than 0.8837 of a share.

     In connection with the Merger, Zell/Chilmark Fund, L.P., a
Delaware limited partnership ("Zell/Chilmark"), has entered into a Stockholder Agreement (the "Stockholder Agreement") with CVS dated as of February 6, 1997, pursuant to which, among other things, Zell/Chilmark has agreed to vote all of its shares of Revco Common Stock in favor of the Merger and the other transactions contemplated by the Merger Agreement.

     Copies of the Merger Agreement and the Stockholder Agreement are attached hereto as Exhibits 2.1 and 4.1, respectively. The foregoing descriptions are qualified in their entirety by reference to the full text of such exhibits. A joint press release announcing the entering into of the Merger Agreement was issued on February 7, 1997. The information contained in the press release is incorporated herein by reference. The press release is attached hereto as Exhibit 99.1.

     ITEM 7(c).  Exhibits.

     Exhibit 2.1 Agreement and Plan of Merger dated as of February 6, 1997 among CVS Corporation, Revco D.S., Inc. and North Acquisition Corp. (Schedules and Exhibits omitted)

     Exhibit 4.1 Stockholder Agreement dated as of February 6, 1997 between CVS Corporation and Zell/Chilmark Fund, L.P.

     Exhibit 99.1 Joint Press Release dated February 7, 1997.



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CVS CORPORATION


Dated: February 7, 1997          By: /s/ Charles Conaway
                                 ------------------------------------------
                                 Name:  Charles Conaway
                                 Title: Chief Financial Officer


                             INDEX TO EXHIBITS


                                                               Sequential
Exhibit No.                      Description                    Page No.
-----------                  ------------------                ----------

Exhibit 2.1 Agreement and Plan of Merger dated as of February 6, 1997 among CVS Corporation,
                  Revco D.S., Inc. and North Acquisition
                  Corp. (Schedules and Exhibits omitted)

Exhibit 4.1       Stockholder Agreement dated as of
                  February 6, 1997 between CVS
                  Corporation and Zell/Chilmark Fund, L.P.

Exhibit 99.1      Joint Press Release dated February 7, 1996